UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2015

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor, Washington D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (202) 872-7700

No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

Farmer Mac held its Annual Meeting of Stockholders on June 4, 2015.  At that meeting, the holders of Farmer Mac’s voting common stock: (1) elected all ten of the nominees for director identified in Farmer Mac’s Proxy Statement and on the ballot; (2) ratified the selection of PricewaterhouseCoopers LLP as Farmer Mac’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and (3) approved an advisory proposal approving the compensation of Farmer Mac’s named executive officers as described in Farmer Mac’s Proxy Statement in a “say-on-pay” vote.  Shares were voted on these three items as set forth below.

Election of Directors

Farmer Mac’s federal charter provides that five directors are elected annually by a plurality of the votes of the holders of Class A Voting Common Stock and five directors are elected annually by a plurality of the votes of the holders of Class B Voting Common Stock.  Listed below are the final results for the election of directors (by class, with cumulative voting):

Class A Stockholders

Nominee	Number of Votes For	Withheld	Broker Non-Votes
Dennis L. Brack	622,546	1,414	125,359
James R. Engebretsen	622,546	1,414	125,359
Dennis A. Everson	622,146	1,814	125,359
Mitchell A. Johnson	621,646	2,314	125,359
Clark B. Maxwell	622,546	1,414	125,359

Class B Stockholders

Nominee	Number of Votes For	Withheld	Broker Non-Votes
Richard H. Davidson	590,626	1,050	None
Douglas L. Flory	87,574	1,050	None
Thomas W. Hill	591,164	850	None
James B. McElroy	590,626	1,050	None
Douglas E. Wilhelm	591,164	850	None

Based on these voting results, the following individuals were elected to serve as directors of Farmer Mac for one-year terms until Farmer Mac’s next Annual Meeting of Stockholders:  Dennis L. Brack, Richard H. Davidson, James R. Engebretsen, Dennis A. Everson, Douglas L. Flory, Thomas W. Hill, Mitchell A. Johnson, Clark B. Maxwell, James B. McElroy, and Douglas E. Wilhelm.

In addition to the ten directors elected at the Annual Meeting of Stockholders on June 4, 2015, the following directors appointed by the President of the United States continue to serve as directors of Farmer Mac:  Lowell L. Junkins (Chairman), Myles J. Watts (Vice Chairman), Chester J. Culver, Sara L. Faivre-Davis, and Bruce J. Sherrick.  Those five directors have no specified term and serve at the pleasure of the President of the United States.

Ratification of Selection of PricewaterhouseCoopers LLP as Farmer Mac’s Independent Registered Public Accounting Firm for 2015

Farmer Mac’s By-Laws provide that the Audit Committee’s selection of accountants shall be made annually in advance of the Annual Meeting of Stockholders and shall be submitted for ratification or rejection at such meeting.  Farmer Mac’s Audit Committee previously selected PricewaterhouseCoopers LLP as Farmer Mac’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  Listed below are the final results for the stockholder vote on the ratification of that selection (Class A votes and Class B votes combined):

Number of Votes
For	1,232,616
Against	2,820
Abstain	5,284
Broker Non-Votes	None

Advisory Vote to Approve Executive Compensation (“Say-on-Pay”)

Listed below are the final results for the stockholder say-on-pay advisory vote (Class A votes and Class B votes combined):

Number of Votes
For	897,889
Against	10,766
Abstain	206,706
Broker Non-Votes	125,359

Farmer Mac intends to hold future advisory say-on-pay votes every year.  Farmer Mac’s Board may re-evaluate this determination after the next stockholder vote on the frequency of say-on-pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Senior Vice President – General Counsel

Dated: June 10, 2015

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